                       OPPENHEIMER STRATEGIC BOND FUND/VA
                    Supplement dated October 12, 2007, to the
                        Prospectus dated April 30, 2007

     Effective  October 31,  2007,  this  supplement  amends the  Prospectus  of
Oppenheimer  Strategic  Bond Fund/VA  (the  "Fund"),  dated April 30,  2007,  as follows:

     1. The section  titled  "The  Fund's  Investment  Objective  and  Principal
Investment  Strategies - What Does the Fund Mainly  Invest In?" on page 2 of the
Prospectus is deleted in its entirety and replaced with the following:

     WHAT DOES THE FUND MAINLY  INVEST IN? Under normal market  conditions,  the
Fund  invests  at least 80% of its net  assets  (including  any  borrowings  for investment  purposes)  in debt  securities.  The  Fund  invests  mainly  in debt
securities  of  issuers  in  three  market  sectors:   foreign  governments  and
companies,  U.S. government  securities and lower rated high-yield securities of
U.S. and foreign companies (commonly called "junk bonds"). Those debt securities typically include:

o        foreign government and U.S. government bonds and notes,
o        collateralized mortgage obligations (CMOs),
o        other mortgage-related securities and asset-backed securities,
o        participation interests in loans and investments in loan pools,
o        "structured" notes,
o        lower-grade, high-yield domestic and foreign corporate debt obligations, and
o        "zero-coupon" or "stripped" securities.

     Under  normal  market  conditions,  the Fund invests in each of those three market sectors. However, the Fund is not required to invest in all three sectors at all times,  and the amount of its  assets in each of the three  sectors  will vary over  time.  The Fund can invest up to 100% of its assets in any one sector at any time,  if the Fund's  investment  manager,  OppenheimerFunds,  Inc.  (the
"Manager"), believes that the Fund can achieve its objective without undue risk.
The Fund can invest in issuers in any market  capitalization  range - large-cap, mid-cap  and  small-cap,  and can buy  securities  having  short-,  medium-,  or long-term maturities.

     The Fund's foreign  investments  can include debt  securities of issuers in
developed  markets  and  emerging   markets.   The  Fund  also  uses  derivative
investments  for hedging  purposes or for  investment  purposes.  These  include options,  futures,  forward contracts,  mortgage-related  securities,  swaps and
"structured"  notes.  The Fund's  investments are more fully explained in "About the Fund's Investments," below.

     2.  The  section  titled  "Other  Investment   Strategies  -  Participation
Interests  in Loans" on pages 8-9 of the  Prospectus  is deleted in its entirety and replaced with the following:

     Participation  Interests in Loans and Loan Investment Pools.  Participation
interests  in  loans  represent  an  undivided  fractional  interest  in a  loan obligation  of a borrower.  They are typically  purchased  from banks or dealers that have made the loan or are members of the loan syndicate.  The Fund can also buy  interests  in trusts and other  pooled  entities  that invest  primarily or exclusively in loan obligations,  including entities sponsored and/or advised by the Manager or an affiliate.  The loans underlying these investments may include loans to foreign or U.S.  borrowers,  may be collateralized or  uncollateralized and may be rated above or below investment grade or may be unrated.  The Manager expects that from time to time  investments in loan investment  pools may exceed
15% of the Fund's net assets.

     These  investments  are  subject to the risk of  default  by the  borrower, interest  rate and  prepayment  risk,  as well as credit risks of the  servicing agent of the  participation  interest  or the pooled  entity that holds the loan obligations. These risks can cause the Fund to lose money on its investment.

October 12, 2007                                                    PS0265.005

                    OPPENHEIMER VARIABLE ACCOUNT FUNDS
                Supplement dated October 12, 2007 to the
               Statement of Additional Information dated
             April 30, 2007, revised as of August 31, 2007

     Effective  October  31,  2007,  this  supplement  amends the  Statement  of
Additional  Information  of  Oppenheimer  Variable  Account Funds (the "Trust"),
dated April 30, 2007, revised as of August 31, 2007,
as follows:

     1. The  section  titled  "The Funds'  Investment  Policies -  Participation
Interests" on pages 14-15 of the Statement of Additional  Information is deleted in its entirety and replaced with the following:

     Participation  Interests in Loans and Loan Investment  Pools. The Funds may
invest  in  participation  interests,   subject  to  the  Fund's  limitation  on
investments in illiquid  investments.  A participation  interest is an undivided interest in a loan made by the issuing  financial  institution in the proportion that the buyer's  participation  interest bears to the total principal amount of the loan. The issuing  financial  institution may have no obligation to the Fund other  than to pay the  Fund  the  proportionate  amount  of the  principal  and interest  payments it  receives.  Strategic  Bond/VA can also buy  interests  in trusts and other pooled  entities that invest  primarily or  exclusively in loan obligations,  including  entities  sponsored and/or advised by the Manager or an affiliate.

     Investments  in  participation  interests  and loan  investment  pools  are primarily  dependent upon the  creditworthiness  of the borrowing  corporations, which are obligated to make payments of principal and interest on the underlying loans. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal  payments,  the Fund could experience a reduction in its income.  The value of the Fund's  investment might also decline,  which could affect the net asset value of the Fund's  shares.  If the issuer of the  participation  interest or the loan pool fails to perform its obligations,  the Fund might  incur  costs and delays in  realizing  payment and suffer a loss of principal and/or interest.

     2. The  section  titled  "Other  Investment  Techniques  and  Strategies  -
Investments  in  Other  Investment  Companies"  on page 36 of the  Statement  of
Additional  Information  is  deleted  in its  entirety  and  replaced  with  the following:

     Investment in Other Investment Companies.  The Funds can also invest in the securities of other  investment  companies,  which can include  open-end  funds, closed-end funds and unit investment trusts,  subject to the limits set forth in the  Investment  Company  Act  that  apply to those  types of  investments.  For example,  a Fund can  invest  in  Exchange-Traded  Funds,  which  are  typically open-end funds or unit investment  trusts,  listed on a stock  exchange.  A Fund might do so as a way of  gaining  exposure  to the  segments  of the  equity  or fixed-income  markets  represented by the Exchange-Traded  Funds' portfolio,  at times when a Fund may not be able to buy those portfolio securities directly.

     Investing  in  another  investment  company  may  involve  the  payment  of substantial  premiums  above the value of such  investment  company's  portfolio securities and is subject to limitations  under the Investment  Company Act. The
Funds do not intend to invest in other  investment  companies unless the Manager believes that the potential  benefits of the  investment  justify the payment of any premiums or sales charges. As a shareholder of an investment company, a Fund would be subject to its ratable  share of that  investment  company's  expenses, including its advisory and administration expenses.

October 12, 2007                                                     PX0000.022